UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 8, 2005

ALBEMARLE CORPORATION

(Exact name of Registrant as specified in charter)

Virginia	1-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

330 South Fourth Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (804) 788-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Amendment and Restatement of Supplemental Executive Retirement Plan

Albemarle Corporation (the “Company”) has elected to amend its U.S. qualified retirement plan such that compensation used to determine a participant’s Final Average Compensation (as defined in the U.S. qualified retirement plan) will be frozen as of December 2010, except for those who retire after December 31, 2015 or December 2020 for whom Final Average Compensation will be frozen as of December 31, 2012 and December 31, 2014, respectively. On December 8, 2005, the Company amended and restated the Albemarle Corporation Supplemental Executive Retirement Plan (as amended and restated, the “SERP”). Some of the amendments to the SERP were made to ensure compliance with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), enacted as part of the American Jobs Creation Act of 2004 (“Code Section 409A”), which imposes new restrictions and requirements that must be satisfied in order to assure the deferred taxation of benefits as intended by the SERP. Generally, the amendments to the SERP, which are effective as of January 1, 2005, (1) freeze Final Average Compensation (as defined in the SERP) as of December 31, 2010 for participants who retire after December 31, 2010, other than for participants who retire after December 31, 2015 or December 31, 2020 for whom Final Average Compensation will be frozen as of December 31, 2012 and December 31, 2014, respectively, in conformance with the changes to the U.S. qualified retirement plan, (2) transfer all excess benefits that are linked to benefits under the Albemarle Savings Plan to the EDCP (as defined below), (3) require that payments to certain participants upon termination of employment must be delayed for six months after the termination, (4) provide that the time and form of benefits payable under the SERP must be set forth in the SERP as of the time the benefits are accrued, (5) separate benefits provided under the SERP into Excess Benefits (as defined in the SERP), Short Service Benefits (as defined in the SERP) and Supplemental Benefits (as defined in the SERP), (6) provide that Supplemental Benefits will be calculated in the same manner as Excess Benefits, except that Supplemental Benefits also take into account service with and compensation from Ethyl Corporation, (7) freeze Floyd D. Gottwald, Jr.’s benefits under the SERP as of December 31, 2002, but credit him with three additional years of service to the Company to reflect his continued service to the Company, and provide that his benefits under the SERP will be offset by his benefits payable under the Ethyl Corporation qualified and non-qualified retirement plans, (8) clarify that benefits commenced before January 1, 2005 will be calculated in accordance with the terms of the SERP in effect at the time the participant terminated employment, (9) provide that Excess Benefits, Short Service Benefits and Supplemental Benefits will be paid in a lump sum, other than the Supplemental Benefit for Floyd D. Gottwald, Jr., which will be paid as a life annuity and 100% survivor benefit with 60 monthly payments guaranteed, (10) provide that Supplemental Benefits shall be vested at all times and Short Service Benefits shall be vested upon a participant’s completion of five years of service or a Change in Control (as defined in the SERP), (11) provide that Supplemental and Short Service Benefits shall be paid on the later of age 55 (or 65 if the participant has not completed 10 years of service) or separation from service and (12) provide that in the event of a Change in Control, benefits shall be immediately paid if, within 24 months after the Change in Control, a participant’s employment is terminated by the Company or the participant resigns due to a change or diminution of responsibilities or compensation, a reduction of benefit level or eligibility, or refusal by a successor company to assume the participant’s severance agreement.

The preceding discussion is qualified in its entirety by reference to the terms of the SERP, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Amendment and Restatement of Executive Deferred Compensation Plan

On December 8, 2005, the Company amended and restated the Albemarle Corporation Executive Deferred Compensation Plan (as amended and restated, the “EDCP”). Generally, the amendments to the EDCP were made to ensure compliance with Code Section 409A in order to assure the deferred taxation of benefits as intended by the EDCP. Code Section 409A is effective as to amounts deferred after 2004. The amendments to the EDCP, which are effective

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as of January 1, 2005, (1) require that payments to certain participants upon termination of employment must be delayed for six months after the termination, (2) eliminate the ability of participants to receive accelerated distributions, (3) provide that any election to further defer payments must be made at least 12 months before the date the payment would otherwise be due and must be for at least an additional five years, (4) require that account balances under $50,000 at termination must be paid in a lump sum, (5) provide for a make-up of benefits under the Company’s qualified defined benefit and defined contribution plans that would otherwise be lost solely as a result of elective deferrals made under the EDCP and (6) provide that, upon termination of the EDCP, benefits under the EDCP may be paid out only if the Company terminates and pays out all benefits under all other non-qualified deferred compensation plans.

The preceding discussion is qualified in its entirety by reference to the terms of the EDCP, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

2006 Base Salaries

On December 8, 2005, the Executive Compensation Committee of the Company’s Board of Directors approved the following 2006 base salaries, which will become effective as of January 1, 2006, for the Company’s named executive officers (the “Named Executive Officers”): Mark C. Rohr, President and Chief Executive Officer ($825,000); John M. Steitz, Senior Vice President – Business Operations ($390,000); Richard J. Diemer, Jr., Senior Vice President and Chief Financial Officer ($375,000); Luther C. Kissam, IV, Vice President, General Counsel and Secretary ($325,000); William M. Gottwald, Chairman of the Board ($315,000); and George A. Newbill, Senior Vice President – Manufacturing Operations ($295,000).

2006 Incentive Plan Target Bonuses

On December 8, 2005, the Committee approved the 2006 target percentages for the executive officers of the Company, pursuant to the Company’s 2003 Incentive Plan (the “Incentive Plan”). Under the Incentive Plan, each of the Named Executive Officers is eligible to receive an annual cash incentive payment of 0 to two times a target percentage of their respective base salaries if certain criteria to be established by the Committee are met for 2006. The target percentages of base salary are as follows: Mark C. Rohr (80%); John M. Steitz (60%); Richard J. Diemer, Jr.(60%); Luther C. Kissam, IV (60%); William M. Gottwald (60%); and George A. Newbill (60%).

The Incentive Plan also contemplates the possibility of the payment of additional discretionary incentives to the Named Executive Officers, but only in the event that individual’s performance merits consideration of such additional incentives. Any incentive payments earned under the Incentive Plan for 2006 will be paid in the first quarter of 2007.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statement and Exhibits.

(c) Exhibits.

10.1	Amended and Restated Albemarle Corporation Supplemental Executive Retirement Plan, effective as of January 1, 2005.

10.2	Amended and Restated Albemarle Corporation Executive Deferred Compensation Plan, effective as of January 1, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2005

ALBEMARLE CORPORATION

By:	/s/ Luther C. Kissam, IV
Luther C. Kissam, IV
Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit Number	Exhibit
10.1	Amended and Restated Albemarle Corporation Supplemental Executive Retirement Plan, effective as of January 1, 2005.

10.2	Amended and Restated Albemarle Corporation Executive Deferred Compensation Plan, effective as of January 1, 2005.

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